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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                        DATE OF REPORT: JANUARY 26, 2007
                        (Date of earliest event reported)


                                ATS MEDICAL, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                         Commission File Number: 0-18602

                         -------------------------------

          MINNESOTA                                     41-1595629
(State or Other Jurisdiction                  (IRS Employer Identification No.)
      of Incorporation)

                             3905 ANNAPOLIS LANE N.
                          MINNEAPOLIS, MINNESOTA 55447
          (Address of Principal Executive Offices, Including Zip Code)

                                 (763) 553-7736
              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01   OTHER EVENTS

         On January 26, 2007, CarboMedics, Inc. ("CarboMedics"), a wholly owned subsidiary of Sorin, a European company based in Italy, filed suit against ATS Medical, Inc. ("ATS"), alleging breach of contract by ATS with respect to a long-term supply agreement between ATS and CarboMedics. The complaint seeks enforcement of the contract in addition to monetary damages. ATS has disclosed the agreement with CarboMedics in its public filings.

         ATS believes that the complaint by CarboMedics is without merit, that the contract has been repudiated and breached by CarboMedics, and that ATS has affirmative claims against CarboMedics for disparagement, breach of the covenants of good faith and fair dealing, and breach of the parties' suspension agreement.

         A press release of ATS responding to the CarboMedics complaint is attached hereto as Exhibit 99.1.


ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

            (d)      EXHIBITS.

            99.1     Press Release of ATS Medical, Inc., dated January 26, 2007.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date:  January 26, 2007                     ATS MEDICAL, INC.



                                            By:  /s/ Michael R. Kramer
                                                 -------------------------------
                                                 Michael R. Kramer
                                                 Principal Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.      DESCRIPTION
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   99.1          Press Release of ATS Medical, Inc., dated January 26, 2007.






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